UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21708

Name of Fund: Dow 30(SM) Premium & Dividend Income Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Dow 30(SM) Premium & Dividend Income Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                           Dow 30(SM) Premium &
                           Dividend Income Fund Inc.

                           Annual Report
                           December 31, 2005

[LOGO] IQ
       INVESTMENT
       ADVISORS                                        [LOGO] NUVEEN INVESTMENTS

Dow 30(SM) Premium & Dividend Income Fund Inc.

Portfolio Information as of December 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
International Business Machines Corp. .....................               6.2%
3M Co. ....................................................               5.8
Altria Group, Inc. ........................................               5.6
Boeing Co. ................................................               5.3
American International Group, Inc. ........................               5.1
Johnson & Johnson .........................................               4.5
Procter & Gamble Co. ......................................               4.4
Caterpillar, Inc. .........................................               4.3
Exxon Mobil Corp. .........................................               4.2
United Technologies Corp. .................................               4.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense .......................................              12.3%
Pharmaceuticals ...........................................               8.7
Industrial Conglomerates ..................................               8.5
Computers & Peripherals ...................................               8.3
Diversified Financial Services ............................               6.6
--------------------------------------------------------------------------------

                                                                      Percent of
Sector Representation                                          Total Investments
--------------------------------------------------------------------------------
Industrials ...............................................              25.1%
Consumer Staples ..........................................              16.5
Financials ................................................              15.6
Information Technology ....................................              12.2
Consumer Discretionary ....................................               8.8
Health Care ...............................................               8.6
Materials .................................................               5.4
Energy ....................................................               4.2
Telecommunication Services ................................               4.1
Other* ....................................................              (0.5)
--------------------------------------------------------------------------------
*     Includes portfolio holdings in options.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

"Dow Jones Industrial Average(SM)", "DJIA(SM)", "Dow 30(SM)", "Dow Industrials(SM)" and "The Dow(SM)" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by IQ Investment Advisors LLC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.


2      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

The investment objective of the Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is to provide stockholders with a high level of current income, with a secondary objective of capital appreciation. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its assets (including the proceeds of any borrowings for investment purposes) in the thirty stocks that comprise the Dow Jones Industrial Average(SM) ("DJIA") (the "Stocks") in approximately the amounts such Stocks are weighted in the DJIA and/or in other securities or financial instruments that are intended to correlate with the DJIA (the "Other Instruments"). Second, the Fund will write
(sell) covered call options on some or all of the Stocks or Other Instruments.

The DJIA is a price-weighted average of 30 actively-traded blue chip stocks. These stocks, primarily industrials, are representative of the broad market. It is not possible to make a direct investment in the DJIA.

The total return of the DJIA was +6.86% (including dividend reinvestment) from the inception of the Fund (April 29, 2005) through December 31, 2005. Over the same period, and after fees and expenses, the total return of the Fund was +5.86% (as measured by change in net asset value plus dividend reinvestment). The Fund's performance over this period is consistent with our expectations.

IQ Investment Advisors LLC invites you to visit our new Web site at www.IQIAFunds.com. Here you will find more information about IQ Investment Advisors LLC and our products and services, including current market data and fund statistics.

IQ Investment Advisors LLC continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio to ensure that your asset allocation strategy is consistent with your specific investment needs. We thank you for trusting IQ Investment Advisors LLC with your investment assets, and we look forward to serving you in the months and years ahead.

                                           Sincerely,


                                           /s/ Mitchell M. Cox

                                           Mitchell M. Cox
                                           President, IQ Investment Advisors LLC


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005      3

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this shareholder report for Dow 30(SM) Premium and Dividend Income Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the subadviser to the Fund is Nuveen Asset Management. The following discussion is provided to you by Nuveen Investments.

How has the Fund performed since its inception?

Since inception (April 29, 2005) through December 31, 2005, the Common Stock of Dow 30(SM) Premium and Dividend Income Fund Inc. had a total investment return of +5.86%, based on a change in net asset value per share from $19.10 to $19.13, and assuming reinvestment of all distributions. For comparative purposes, the unmanaged DJIA returned +6.86% (including dividend reinvestment) and the Chicago Board Options Exchange ("CBOE(R)") DJIA BuyWrite Index returned +4.79% during the same period. The portfolio continues to meet its goal of providing a higher dividend return relative to the broader market, paying out an indicative dividend yield of 9.0% on the initial share price of $20 versus the DJIA dividend yield of 2.29%.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the reporting period.

The US economy closed 2005 on strong footing, registering solid growth boosted by an unflagging housing sector and undaunted consumers. Neither the fallout from Hurricane Katrina nor a temporary spike in energy costs could take the wind out of the economy. Federal Reserve Board policy makers acknowledged the impressive pace of economic growth with increases in interest rates for the 13th consecutive time at their meeting in December. The economy expanded by 4.1% in the third quarter of 2005, falling slightly below expectations but still remarkable as it was the tenth consecutive quarter with gross domestic product above 3%. The outlook for the economy in 2006 will depend on the core rate of inflation, which was kept in check in 2005 by growth in both productivity and global competition, and a potential cooling in the housing sector.

Labor market growth was uneven through the fourth quarter. As a result of Hurricanes Katrina and Rita, the labor market grew only negligibly in October, with just 25,000 new jobs created. The addition of 305,000 new jobs in November, revised up from 215,000, showed promise of a rebound. However, in December, just 104,000 new jobs were added, compared to estimates of 200,000. These results suggest that businesses are still showing some reluctance in hiring new workers, yet it remains to be seen whether the December number was just a pause as people displaced by the storms return to the job market in 2006. Nevertheless the number of new jobs created in 2005 was strong enough to push employment gains above two million for the second consecutive year.

A growing economy coupled with continued productivity gains resulted in impressive earnings growth for the broader markets. As of the third quarter, earnings were up 19% year over year. Good earnings growth and a sideways market have increased the overall attractiveness of current valuations. Over the past 12 months, trailing 12-month price-to-equity ratios on the market capitalization-weighted average of the stocks in the Standard & Poor's 500(R) Index have declined from 20.37 to 18.27. One year forward-looking price-to-equity ratios are as low as 16.77, which is lower than any time during the past 10 years.

How have you managed the portfolio since its inception?

The Fund invests in the 30 stocks within the DJIA and then writes options on each individual stock to generate a cash flow to support the Fund's dividend. During the summer months, when volatility traditionally falls, the Fund sold at-the-money one-month options on 50% of its individual stock holdings on a pro rata basis across all 30 stocks. At-the-money one-month options maximize the option premium cash flow received by the Fund.


4     DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

The fall and winter months traditionally bring a higher level of realized volatility and a more positive seasonal return pattern. In August and September, we positioned the Fund for this anticipated change of environment by repositioning its option portfolio into one-month options with strikes slightly out-of-the-money relative to the underlying stock price at the time of execution. Slightly out-of-the-money options allow the Fund to participate in an equity rally to the degree to which the options, in the aggregate, are out-of-the-money, thereby improving the total return profile of the Fund relative to the DJIA. We anticipate continuing this strategy through at least the first quarter of 2006, contingent upon the slightly out-of-the-money options generating sufficient cash flow to support the funds on-going monthly dividend of $.15 per share.

How would you characterize the portfolio's position at the close of the period?

The Fund is well positioned for the new year as of December 31, 2005. The portfolio of DJIA stocks is fully invested in proportion to DJIA weightings. The option portfolio, as of year end, is overwriting approximately 50% of each underlying stock on a pro rata basis. The options, which were written at 1% out-of-the-money, were on average 2.75% out-of-the-money as of December 31, 2005 due to the slight market decline in December. Overall, we like the portfolio's position as the economic backdrop continues to be supportive of the equity markets and, in our opinion, valuations are at levels which are supportive of current prices and, in some instances, attractive. Given this backdrop, the extra upside currently embedded in the portfolio positions the Fund to be able to capitalize upon appreciating equity markets while maintaining the current dividend level.

Rob A. Guttschow
Portfolio Manager

January 18, 2006

CBOE is a registered trademark of the Chicago Board Options Exchange.

Standard & Poor's 500 is a registered trademark of the McGraw-Hill Companies.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005      5

Schedule of Investments

                                                           Shares
Industry        Common Stocks                                Held          Value
===================================================================================
Aerospace & Defense--12.3%
                Boeing Co.                                163,398      $ 11,477,075
                Honeywell International, Inc.             163,398         6,086,575
                United Technologies Corp.                 163,398         9,135,582
                                                                       ------------
                                                                         26,699,232
-----------------------------------------------------------------------------------
Automobiles--1.5%
                General Motors Corp.                      163,398         3,173,189
-----------------------------------------------------------------------------------
Beverages--3.0%
                The Coca-Cola Co.                         163,398         6,586,573
-----------------------------------------------------------------------------------
Chemicals--3.2%
                E.I. du Pont de Nemours & Co.             163,398         6,944,415
-----------------------------------------------------------------------------------
Computers & Peripherals--8.3%
                Hewlett-Packard Co.                       163,398         4,678,085
                International Business Machines Corp.     163,398        13,431,316
                                                                       ------------
                                                                         18,109,401
-----------------------------------------------------------------------------------
Consumer Finance--3.9%
                American Express Co.                      163,398         8,408,461
-----------------------------------------------------------------------------------
Diversified Financial Services--6.6%
                Citigroup, Inc.                           163,398         7,929,705
                JPMorgan Chase & Co.                      163,398         6,485,267
                                                                       ------------
                                                                         14,414,972
-----------------------------------------------------------------------------------
Diversified Telecommunication Services--4.1%
                AT&T, Inc.                                163,398         4,001,617
                Verizon Communications, Inc.              163,398         4,921,548
                                                                       ------------
                                                                          8,923,165
-----------------------------------------------------------------------------------
Food & Staples Retailing--3.5%
                Wal-Mart Stores, Inc.                     163,398         7,647,026
-----------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--2.5%
                McDonald's Corp.                          163,398         5,509,781
-----------------------------------------------------------------------------------
Household Products--4.4%
                Procter & Gamble Co.                      163,398         9,457,476
-----------------------------------------------------------------------------------
Industrial Conglomerates--8.5%
                3M Co.                                    163,398        12,663,345
                General Electric Co.                      163,398         5,727,100
                                                                       ------------
                                                                         18,390,445
-----------------------------------------------------------------------------------
Insurance--5.1%
                American International Group, Inc.        163,398        11,148,646
-----------------------------------------------------------------------------------
Machinery--4.3%
                Caterpillar, Inc.                         163,398         9,439,502
-----------------------------------------------------------------------------------
Media--1.8%
                Walt Disney Co.                           163,398         3,916,650
-----------------------------------------------------------------------------------
Metals & Mining--2.2%
                Alcoa, Inc.                               163,398         4,831,679
-----------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--4.2%
                Exxon Mobil Corp.                         163,398         9,178,066
-----------------------------------------------------------------------------------
Pharmaceuticals--8.7%
                Johnson & Johnson                         163,398         9,820,220
                Merck & Co., Inc.                         163,398         5,197,690
                Pfizer, Inc.                              163,398         3,810,441
                                                                       ------------
                                                                         18,828,351
-----------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment--1.9%
                Intel Corp.                               163,398         4,078,414
-----------------------------------------------------------------------------------
Software--2.0%
                Microsoft Corp.                           163,398         4,272,858
-----------------------------------------------------------------------------------
Specialty Retail--3.0%
                Home Depot, Inc.                          163,398         6,614,351
-----------------------------------------------------------------------------------
Tobacco--5.6%
                Altria Group, Inc.                        163,398        12,209,099
-----------------------------------------------------------------------------------
                Total Investments
                (Cost--$210,631,911)--100.6%                            218,781,752
===================================================================================

===================================================================================
                                                        Number of
                Options Written                         Contracts
===================================================================================
Call Options Written
                3M Co., expiring January 2006 at
                  USD 79.133, Broker UBS Warburg              800           (20,800)
                AT&T, Inc., expiring January 2006 at
                  USD 24.61, Broker UBS Warburg               800            (9,760)
                Alcoa, Inc., expiring January 2006 at
                  USD 28.562, Broker
                  Banc of America                             800           (97,442)
                Altria Group, Inc., expiring January 2006
                  at USD 72.326, Broker JPMorgan
                  Chase Bank                                  800          (205,600)
                American Express Co., expiring January
                  2006 at USD 52.51, Broker
                  UBS Warburg                                 800           (22,560)
                American International Group, Inc.,
                  expiring January 2006 at
                  USD 68.488, Broker
                  Banc of America                             800           (61,631)
                Boeing Co., expiring January 2006 at
                  USD 70.366, Broker Deutsche
                  Bank AG                                     800           (81,560)
                Caterpillar, Inc., expiring January 2006
                  at USD 59.59, Broker BNP Paribas            800           (24,800)
                Citigroup, Inc., expiring January 2006
                  at USD 49.86, Broker BNP Paribas            800           (16,800)
                The Coca-Cola Co., expiring January
                  2006 at USD 43.48, Broker
                  Deutsche Bank AG                            800                (8)
                E.I. du Pont de Nemours & Co., expiring
                  January 2006 at USD 43.75, Broker
                  UBS Warburg                                 800           (13,840)
                Exxon Mobil Corp., expiring January
                  2006 at USD 59.96, Broker
                  BNP Paribas                                 800               (80)
                General Electric Co., expiring January
                  2006 at USD 36.11, Broker
                  UBS Warburg                                 800            (6,160)
                General Motors Corp., expiring January
                  2006 at USD 22.836, Broker
                  JPMorgan Chase Bank                         800            (4,000)


6     DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

Schedule of Investments (concluded)

                                                        Number of
                Options Written                         Contracts             Value
===================================================================================
Call Options Written (continued)
                Hewlett-Packard Co., expiring January
                  2006 at USD 30.26, Broker
                  Deutsche Bank AG                            800      $     (4,840)
                Home Depot, Inc., expiring January
                  2006 at USD 42.42, Broker
                  Banc of America                             800            (3,198)
                Honeywell International, Inc., expiring
                  January 2006 at USD 37.147,
                  Broker JPMorgan Chase Bank                  800           (49,600)
                Intel Corp., expiring January 2006 at
                  USD 27.047, Broker UBS Warburg              800              (720)
                International Business Machines Corp.,
                  expiring January 2006 at
                  USD 89.99, Broker BNP Paribas               800            (1,600)
                JPMorgan Chase & Co., expiring
                  January 2006 at USD 40.19,
                  Broker BNP Paribas                          800           (19,200)
                Johnson & Johnson, expiring January
                  2006 at USD 62.62, Broker
                  JPMorgan Chase Bank                         800              (800)
                McDonald's Corp., expiring January
                  2006 at USD 34.27, Broker
                  Deutsche Bank AG                            800           (22,968)
                Merck & Co., Inc., expiring January
                  2006 at USD 30.31, Broker
                  UBS Warburg                                 800          (133,600)
                Microsoft Corp., expiring January 2006
                  at USD 27.17, Broker UBS Warburg            800            (5,520)
                Pfizer, Inc., expiring January 2006 at
                  USD 21.96. Broker BNP Paribas               800          (109,600)
                Procter & Gamble Co., expiring January
                  2006 at USD 58.216, Broker
                  Banc of America                             800           (26,487)
                United Technologies Corp., expiring
                  January 2006 at USD 54.34,
                  Broker Deutsche Bank AG                     800          (130,104)
                Verizon Communications, Inc., expiring
                  January 2006 at USD 30.79, Broker
                  BNP Paribas                                 800            (8,800)
                Wal-Mart Stores, Inc., expiring January
                  2006 at USD 49.76, Broker
                  Banc of America                             800            (2,366)
                Walt Disney Co., expiring January 2006
                  at USD 25.21, Broker BNP Paribas            800            (4,000)
-----------------------------------------------------------------------------------
                Total Options Written
                (Premiums Received--$2,418,367)--(0.5%)                  (1,088,444)
===================================================================================
                Total Investments, Net of Options Written
                (Cost--$208,213,544*)--100.1%                           217,693,308

                Liabilities in Excess of Other Assets--(0.1%)              (148,271)
                                                                       ------------
                Net Assets--100.0%                                     $217,545,037
                                                                       ============

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $208,217,277
                                                                   ============
      Gross unrealized appreciation ...........................    $ 16,487,872
      Gross unrealized depreciation ...........................      (7,011,841)
                                                                   ------------
      Net unrealized appreciation .............................    $  9,476,031
                                                                   ============

      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005      7

Statement of Assets, Liabilities and Capital

As of December 31, 2005
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (identified cost--$210,631,911)                     $218,781,752
               Cash ...........................................................................                          287,601
               Dividends receivable ...........................................................                          317,578
               Prepaid expenses ...............................................................                            5,000
                                                                                                                    ------------
               Total assets ...................................................................                      219,391,931
                                                                                                                    ------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
               Options written, at value (premiums received--$2,418,367) ......................                        1,088,444
               Payables:
                  Dividends to shareholders ...................................................    $    436,012
                  Investment adviser ..........................................................         151,868          587,880
                                                                                                   ------------
               Accrued expenses and other liabilities .........................................                          170,570
                                                                                                                    ------------
               Total liabilities ..............................................................                        1,846,894
                                                                                                                    ------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
               Net assets .....................................................................                     $217,545,037
                                                                                                                    ============
================================================================================================================================
Capital
--------------------------------------------------------------------------------------------------------------------------------
               Common Stock, par value $.001, 100,000,000 shares authorized ...................                     $     11,369
               Paid-in capital in excess of par ...............................................                      210,097,130
               Accumulated realized capital loss--net .........................................      (2,043,226)
               Unrealized appreciation--net ...................................................       9,479,764
                                                                                                   ------------
               Total accumulated earnings--net ................................................                        7,436,538
                                                                                                                    ------------
               Total capital--Equivalent to $19.13 per share based on 11,369,470 shares of
                Common Stock outstanding (market price--$18.15) ...............................                     $217,545,037
                                                                                                                    ============

      See Notes to Financial Statements.


8     DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

Statement of Operations

For the Period April 29, 2005+ to December 31, 2005
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends ..............................................................                     $  3,559,882
                       Interest ...............................................................                          110,502
                       Other ..................................................................                           92,180
                                                                                                                    ------------
                       Total income ...........................................................                        3,762,564
                                                                                                                    ------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................    $  1,323,958
                       Professional fees ......................................................         126,040
                       Directors' fees and expenses ...........................................          60,398
                       Printing and shareholder reports .......................................          35,369
                       Accounting services ....................................................          33,396
                       Transfer agent fees ....................................................          18,304
                       Custodian fees .........................................................          13,447
                       Pricing services .......................................................             452
                       Other ..................................................................          34,490
                                                                                                   ------------
                       Total expenses .........................................................                        1,645,854
                                                                                                                    ------------
                       Investment income--net .................................................                        2,116,710
                                                                                                                    ------------
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ....................................................       1,941,136
                          Options written--net ................................................        (761,708)       1,179,428
                                                                                                   ------------
                       Unrealized appreciation on:
                          Investments--net ....................................................       8,149,841
                          Options written--net ................................................       1,329,923        9,479,764
                                                                                                   -----------------------------
                       Total realized and unrealized gain--net ................................                       10,659,192
                                                                                                                    ------------
                       Net Increase in Net Assets Resulting from Operations ...................                     $ 12,775,902
                                                                                                                    ============

+     Commencement of operations.

      See Notes to Financial Statements.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005      9

Statement of Changes in Net Assets

                                                                                                    For the Period
                                                                                                       April 29,
                                                                                                       2005+ to
                                                                                                     December 31,
Increase (Decrease) in Net Assets:                                                                       2005
==================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..............................................        $   2,116,710
                       Realized gain--net ..................................................            1,179,428
                       Unrealized appreciation--net ........................................            9,479,764
                                                                                                    -------------
                       Net increase in net assets resulting from operations ................           12,775,902
                                                                                                    -------------
==================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------
                       Investment income ...................................................           (2,024,530)
                       Realized gain .......................................................           (3,222,654)
                       Tax return of capital ...............................................           (6,732,089)
                                                                                                    -------------
                       Net decrease in net assets resulting from dividends and distributions          (11,979,273)
                                                                                                    -------------
==================================================================================================================
Common Stock Transactions
------------------------------------------------------------------------------------------------------------------
                       Net proceeds from issuance of shares ................................          214,875,000
                       Value of shares issued to shareholders in reinvestment of dividends .            2,195,790
                       Offering costs resulting from the issuance of Common Stock ..........             (422,390)
                                                                                                    -------------
                       Net increase in net assets resulting from Common Stock transactions .          216,648,400
                                                                                                    -------------
==================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ........................................          217,445,029
                       Beginning of period .................................................              100,008
                                                                                                    -------------
                       End of period .......................................................        $ 217,545,037
                                                                                                    =============

+     Commencement of operations.

      See Notes to Financial Statements.


10    DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

Financial Highlights

                                                                                                    For the Period
                                                                                                       April 29,
                                                                                                       2005+ to
The following per share data and ratios have been derived                                            December 31,
from information provided in the financial statements.                                                   2005
==================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ................................        $       19.10
                                                                                                    -------------
                       Investment income--net** ............................................                  .19
                       Realized and unrealized gain--net ...................................                  .94
                                                                                                    -------------
                       Total from investment operations ....................................                 1.13
                                                                                                    -------------
                       Less dividends and distributions from:
                          Investment income--net ...........................................                 (.18)
                          Realized gains ...................................................                 (.28)
                          Tax return of capital ............................................                 (.60)
                                                                                                    -------------
                       Total dividends and distributions ...................................                (1.06)
                                                                                                    -------------
                       Offering costs resulting from the issuance of Common Stock ..........                 (.04)
                                                                                                    -------------
                       Net asset value, end of period ......................................        $       19.13
                                                                                                    =============
                       Market price per share, end of period ...............................        $       18.15
                                                                                                    =============
==================================================================================================================
Total Investment Return++
------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ..................................                 5.86%***@
                                                                                                    =============
                       Based on market price per share .....................................                (4.08%)@
                                                                                                    =============
==================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------
                       Expenses ............................................................                 1.12%*
                                                                                                    =============
                       Investment income--net ..............................................                 1.44%*
                                                                                                    =============
==================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ............................        $     217,545
                                                                                                    =============
                       Portfolio turnover ..................................................                17.95%
                                                                                                    =============

*     Annualized.
**    Based on average shares outstanding.
*** In 2005, IQ Investment Advisors LLC (an affiliate) reimbursed the Fund as a result of a trading/administrative error, which had no impact on total investment return.
+     Commencement of operations.
++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005     11

Notes to Financial Statements

1. Significant Accounting Policies:

Dow 30(SM) Premium & Dividend Income Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Prior to commencement of operations on April 29, 2005, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on April 15, 2005 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DPD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund writes covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related


12    DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005
      premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends are declared and paid monthly. A portion of the dividends paid by the Fund during the period April 29, 2005 to December 31, 2005 are characterized as a tax return of capital.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $92,180 has been reclassified between distributions in excess of net investment income and paid-in capital in excess of par as a result of a permanent difference attributable to a capital infusion. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory and Management Agreement and Transactions with
Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005     13

Notes to Financial Statements (concluded)

annual rate equal to .90% of the average daily value of the Fund's net assets plus borrowings for investment purposes, but exclude any net assets attributable to leveraging transactions. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management, Inc. ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .39% of the average daily value of the Fund's net assets plus borrowings for investment purposes, but exclude any net assets attributable to leveraging transactions. There was no increase in the aggregate fees paid by the Fund for these services.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by IQ or its affiliates.

IQ reimbursed the Fund $92,180 as a result of a trading/ administrative error.

For the period April 29, 2005 to December 31, 2005, MLPF&S received gross fees from underwriting of $4,969,600 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $41,436 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period April 29, 2005 to December 31, 2005 were $248,201,095 and $39,390,447 respectively.

Transactions in options written for the period April 29, 2005 to December 31, 2005 were as follows:

-------------------------------------------------------------------------------
                                                   Number of         Premiums
                                                   Contracts         Received
-------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of period .................                --       $         --
Options written ..........................           176,600         17,577,418
Options expired ..........................           (55,800)        (5,180,953)
Options closed ...........................           (96,800)        (9,978,098)
                                                  -----------------------------
Outstanding call options written,
  at end of period .......................            24,000       $  2,418,367
                                                  =============================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of Common Stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period April 29, 2005 to December 31, 2005 increased by 11,250,000 from shares sold and 114,234 as a result of dividend reinvestments.

5. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.15 per share on January 31, 2006 to shareholders of record on January 23, 2006.

The tax character of distributions paid during the period April 29, 2005 to December 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                         4/29/2005+ - 12/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................................             $ 5,247,184
  Tax return of capital ................................               6,732,089
                                                                     -----------
Total distributions ....................................             $11,979,273
                                                                     ===========

+     Commencement of operations.

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................        $       --
Undistributed long-term capital gains -- net ................                --
                                                                     ----------
Total undistributed earnings -- net .........................                --
Capital loss carryforward ...................................                --
Unrealized gains -- net .....................................         7,436,538*
                                                                     ----------
  Total accumulated earnings -- net .........................        $7,436,538
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.


14    DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Dow 30(SM) Premium & Dividend Income Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Dow 30(SM) Premium & Dividend Income Fund Inc. as of December 31, 2005, and the related statements of operations and of changes in net assets, and the financial highlights for the period April 29, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dow 30(SM) Premium & Dividend Income Fund Inc. as of December 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period April 29, 2005 through December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, NJ
February 17, 2006

Fund Certification (unaudited)

In March 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the taxable ordinary income portion of the monthly distributions paid by Dow 30(SM) Premium & Dividend Income Fund Inc. during the period ended December 31, 2005:

---------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ..........................................    58.01%*
Dividends Qualifying for the Dividends Received Deduction for Corporations .........    58.24%*
Interest-Related Dividends for Non-U.S. Residents ..................................     1.60%**
Short-Term Capital Gain Dividends for Non-U.S. Residents ...........................    61.42%**
---------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005     15

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


16    DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

Officers and Directors

                                                                                                    Number of IQ
                                                                                                    Advisors-
                                                                                                    Affiliate
                                                                                                    Advised Funds   Other Public
                           Position(s)  Length of                                                   and Portfolios  Directorships
                           Held with    Time                                                        Overseen        Held by
Name        Address & Age  Fund         Served**   Principal Occupation(s) During Past 5 Years      By Director     Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Alan R.     P.O. Box 9095  Director &   2005 to    Vice-Chairman, Kissinger Associates, Inc., a          6          Hasbro, Inc.;
Batkin      Princeton, NJ  Chairman of  present    consulting firm, since 1990.                                     Overseas Ship-
            08543-9095     the Board                                                                                holding Group,
            Age: 61                                                                                                 Inc.; Cantel
                                                                                                                    Medical Corp.;
                                                                                                                    and Diamond
                                                                                                                    Offshore
                                                                                                                    Drilling, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2005 to    Professor, Columbia University Business School        6          None
Glasserman  Princeton, NJ  Chairman of  present    since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 43        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director     2005 to    Retired since August 2002; Managing Director,         6          None
Kohlhagen   Princeton, NJ               present    Wachovia National Bank and its predecessors
            08543-9095                             (1992 - 2002).
            Age: 58
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2005 to    Retired since November 2004; Chairman and             6          None
Rainer      Princeton, NJ  Chairman of  present    Chief Executive Officer, OneChicago, LLC, a
            08543-9095     Nominating              designated contract market (2001 to November
            Age: 59        and                     2004); Chairman, U.S. Commodity Futures
                           Corporate               Trading Commission (1999 - 2001).
                           Governance
                           Committee
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.

====================================================================================================================================
Interested Director*
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9095  Director     2005 to    IQ Investment Advisors LLC, Chief Legal Officer       7          None
Donohue     Princeton, NJ               present    since 2004; Global General Counsel, FAM and
            08543-9095                             MLIM, since March 2003; prior to 2003, General
            Age: 55                                Counsel, OppenheimerFunds, Inc.

            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Donohue is an Interested Director because of his position as an employee of the Advisor and its affiliates.
                  Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided by the Fund's Bylaws, charter or by statute.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005     17

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell    P.O. Box 9011  President    2005 to    IQ Investment Advisors LLC, President since April 2004; MLPF&S, First Vice
M. Cox      Princeton, NJ               present    President, Head of Global Private Client Market Investments & Origination since
            08543-9011                             2003; MLPF&S, First Vice President, Head of Structured Products Origination and
            Age: 40                                Sales (2001 - 2003); MLPF&S, Director, Head of Structured Products Origination
                                                   (1997 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First
Burke       Princeton, NJ  President,   present    Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
            08543-9011     Treasurer               Senior Vice President and Treasurer of Princeton Services since 1999 and
            Age: 45        and                     Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM
                           Secretary               and FAM (1990 - 1997); Director of Taxation of MLIM (1999 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9011  Chief Legal  2005 to    IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global
Donohue     Princeton, NJ  Officer      present    General Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel,
            08543-9011                             OppenheimerFunds, Inc.
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2005 to    IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief
Hiller      Princeton, NJ  Compliance   present    Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer                 Chief Compliance Officer of MLIM (Americas Region) since 2004; Global Director
            Age: 54                                of Compliance at Morgan Stanley Investment Management (2000 - 2004); Managing
                                                   Director and Global Director of Compliance at Citigroup Asset Management (2000 -
                                                   2002); Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                   Compliance Officer at Prudential Financial (1995 - 2000); Senior Counsel in the
                                                   SEC's Division of Enforcement in Washington, D.C. (1990 - 1995).
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Ferri       Princeton, NJ  President    present    Private Client Market Investments & Origination since 2006; MLPF&S, Vice
            08543-9011                             President, Global Private Client Market Investments & Origination in 2005;
            Age: 30                                MLPF&S, Vice President, Head Global Private Client Rampart Equity Derivatives
                                                   (2004 - 2005); MLPF&S, Vice President, Co-Head Global Private Client Domestic
                                                   Analytic Development (2002 - 2004); mPower Advisors LLC, Vice President,
                                                   Quantitative Development (1999 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Vice President and Assistant Treasurer since 2005;
Fife        Princeton, NJ  President    present    MLIM, Director since 2000; MLPF&S, Director (2000) and Vice President (1997 -
            08543-9011     and                     2000).
            Age: 35        Assistant
                           Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2005 to    IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Rusch       Princeton, NJ  President    present    Private Client Market Investments & Origination since July 2005; MLIM, Director
            08543-9011     and                     from January 2005 to July 2005; Vice President of MLIM (1998 - 2004).
            Age: 38        Assistant
                           Secretary
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

DPD


18    DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      DOW 30(SM) PREMIUM & DIVIDEND INCOME FUND INC.    DECEMBER 31, 2005     19

[LOGO] IQ
       INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

Dow 30(SM) Premium & Dividend Income Fund Inc. seeks to provide stockholders with a high level of current income, with a secondary objective of capital appreciation.

This report, including the financial information herein, is transmitted to shareholders of Dow 30(SM) Premium & Dividend Income Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Dow 30(SM) Premium & Dividend Income Fund Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #IQDPD -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $30,000
                                  Fiscal Year Ending December 31, 2004 - N/A

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $7,200
                                  Fiscal Year Ending December 31, 2004 - N/A

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $6,500
                                  Fiscal Year Ending December 31, 2004 - N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,034,771

             Fiscal Year Ending December 31, 2004 - N/A

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $919,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Alan R. Batkin
         Steven W. Kohlhagen
         Paul Glasserman
         William J. Rainer

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

         From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

         (a)(1) Mr. Rob A. Guttschow, CFA is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2004. Mr. Guttschow is Managing Director and Derivatives Overlay Manager of Nuveen Asset Management ("NAM"). He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Mr. Guttschow joined NAM in May 2004. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM, Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago. Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

         (a)(2)As of December 31, 2005:

                                                                  (iii) Number of Other Accounts and
                   (ii) Number of Other Accounts Managed           Assets for Which Advisory Fee is
                         and Assets by Account Type                       Performance-Based
                    Other                                        Other
(i) Name of       Registered    Other Pooled                   Registered    Other Pooled
Portfolio         Investment     Investment       Other        Investment     Investment       Other
Manager           Companies       Vehicles       Accounts      Companies       Vehicles       Accounts
                 ------------                                 ------------

Rob A
Guttschow, CFA              1              0              0              0              0              0
                 $217,545,037   $          0   $          0   $          0   $          0   $          0


         (iv) Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         MLIM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

         (a)(3) As of December 31, 2005:

         Compensation. Mr. Guttschow's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Subadviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Mr. Guttschow's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by Mr. Guttschow's investment team, the investment performance of the accounts managed by Mr. Guttschow, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining Mr. Guttschow's compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of a composite of the performance of the DJIASM and a series of hypothetical call options written on the DIAMONDS Trust (a passively managed investment trust that seeks investment results that generally correspond to the price and yield performance of the DJIASM) to evaluate Mr. Guttschow's performance, it is only one factor used in deciding upon his compensation.

         Base salary. Mr. Guttschow is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase Mr. Guttschow's base salary.

         Cash bonus. Mr. Guttschow is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by Mr. Guttschow's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

         Long-term incentive compensation. Mr. Guttschow is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

         Material Conflicts of Interest. Mr. Guttschow's simultaneous management of the Fund and the other registered investment company noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Subadviser, however, believes that such potential conflicts are mitigated by the fact that this Fund and the one other fund currently managed by Mr. Guttschow are not actively managed with respect to the equity securities chosen for each fund's portfolio and will generally change their core equity portfolio holdings at different times.

         The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2005, Mr. Guttschow does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dow 30(SM) Premium & Dividend Income Fund Inc.


By: /s/ Mitchell M. Cox
    ----------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ----------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Dow 30(SM) Premium & Dividend Income Fund Inc.

Date: February 21, 2006